UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

EFL  OVERSEAS, INC.
(Exact name of registrant as specified in its charter)

Nevada	26-30062721
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250-777 N. Rainbow Blvd., Las Vegas, NV  89107
(Address of principal executive offices)   (Zip Code)

Title of each class	Name of each exchange on which
to be so registered	each class is t be registered

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box    □

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box   X

Securities Act registration statement file number to which this form relates:   333-155277 (if applicable).

Securities to be registered pursuant to Section 12(g) of the Act:

Commmon Stock
(Title of Class)

Item 1.                Description of Registrant’s Securities to be Registered

Incorporated by reference to the section of the Company’s prospectus entitled “Description of Securities”, which prospectus is a part of the Company’s registration statement on Form S-1 (333-155277).

Item 2.                Exhibits

Incorporated by reference to Exhibits 3(i) and 3(ii) filed as part of the Company’s registration statement on Form S-1 (File No. 333-155277).

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

EFL OVERSEAS, INC.

Date: April 4, 2011	By:	/s/ Keith Macdonald
Keith Macdonald
President

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